BLACKROCK FUNDS II
SUPPLEMENT DATED DECEMBER 3, 2007,
AS SUPPLEMENTED JUNE 15, 2007 AND JUNE 11, 2007
TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED JUNE 1, 2007

PURCHASE AND REDEMPTION INFORMATION

Effective February 1, 2008, the section entitled "PURCHASE AND REDEMPTION INFORMATION-REDUCED SALES CHARGES-INVESTOR A AND INVESTOR A1 SHARES-REINSTATEMENT PRIVILEGE" in each Statement of Additional Information is hereby replaced in its entirety with the following:

Upon redemption of Investor A, Investor A1 or Institutional shares, you may reinvest the redemption proceeds in Investor A Shares of the SAME Portfolio without paying a front-end sales charge.
This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PFPC must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.




Code# BRSAI11- SUPPB1107